Exhibit 99.2

REGISTRATION RIGHTS AGREEMENT

DOCUMENT RR-05072012

This Registration Rights Agreement applies to the Settlement Agreement (the “Agreement”) dated as of May 8, 2012 (the “Effective Date”), by and between Advaxis, Inc., a Delaware corporation (“Advaxis”), and JMJ Financial (“JMJ”). All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Agreement.

Advaxis agrees to provide JMJ the following registration rights with respect to the Settlement Shares.

1.          Inducement to Enter Into Transactions. To induce JMJ to enter into the Agreement, Advaxis has agreed to provide registration rights for the Settlement Shares. Advaxis agrees and acknowledges that registration rights are a material inducement for JMJ to enter into the Agreement and the related transactions, and that JMJ would not have entered into the Agreement if registration of the Settlement Shares was not provided.

2.          Mandatory Registration. No later than 30 days after the Effective Date of the Agreement, Advaxis agrees to file an S-1 Registration Statement with the SEC at its own expense to register the 4,000,000 shares of common stock defined as the Settlement Shares, as set forth below. Advaxis will thereafter use reasonable efforts to cause such Registration Statement to become effective as soon as possible after such filing but in no event later than ninety (90) days from the date of the Agreement. Failure to file the Registration Statement within 30 days of the date of the Agreement will result in a penalty/liquidated damages of $50,000. Failure to have the Registration Statement declared effective within 90 days of the date of the Agreement will result in a penalty/liquidated damages of $75,000. Any such penalties/liquidated damages shall be payable in cash upon request of JMJ.

In Total, 4,000,000 shares will be registered, subject to adjustment for share splits and other capital transactions that occur subsequent to the Effective Date.

Advaxis shall keep effective any registration or qualification contemplated by this Registration Rights Agreement and shall, from time to time, amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit JMJ to complete the offer and sale of the Settlement Shares covered thereby. Notwithstanding the preceding sentence, Advaxis shall in no event be required to keep any such registration or qualification in effect for a period in excess of six (6) months from the date on which JMJ is first free to sell such Settlement Shares.

3.          Correspondence and Information. Within two days of distribution or receipt of any information or correspondence between Advaxis and the SEC, Advaxis shall furnish to JMJ copies of all correspondence related to the registration statement.

4.          Rule 144. If JMJ elects to resell the Settlement Shares pursuant to Rule 144 under the Securities Act and an opinion of counsel is needed, JMJ shall have the right to have any such opinion, in a form reasonably satisfactory to Advaxis and its counsel, provided by JMJ’s counsel; and subsequent to 180 days from the date of this Registration Rights Agreement, JMJ may require that any such opinion, in a form reasonably satisfactory to Advaxis and its counsel, is provided by Advaxis’ counsel. Advaxis shall use reasonable efforts to maintain Rule 144 compliance and make reasonable effort to assist JMJ in removal of restrictive legend to allow for liquidation of the shares.

5.          Assignment of Registration Rights. The rights under this Registration Rights Agreement shall be automatically assignable by JMJ to any transferee of all or any portion of the Settlement Shares.

6.          No Filing of Other Registration Statements and No Piggy-back Registrations. Unless otherwise approved by JMJ in writing, Advaxis shall not cause any other registration statements (except for S-8 registrations) to be effective until the registration statement described herein is declared effective by the SEC; and Advaxis will not include in this registration statement any securities other than those described herein.

7.            Indemnification and Contribution.

(a)          In the event of a registration of the Settlement Shares under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to Section 2, Advaxis will, to the extent permitted by law, indemnify and hold harmless JMJ, each of the officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders of JMJ, each underwriter of such Settlement Shares thereunder and each other person, if any, who controls JMJ or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, to which JMJ, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Settlement Shares was registered under the 1933 Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and (2) any violation or alleged violation by Advaxis of the 1933 Act, the Securities Exchange Act of 1934, as amended, or any state securities law, or any rule or regulation thereunder, in connection with the performance of Advaxis’s obligations under this Registration Rights Agreement and will, subject to the provisions of Section 7(c), reimburse JMJ, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Advaxis shall not be liable to JMJ to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) JMJ failed to send or deliver a copy of the final prospectus delivered by Advaxis to JMJ with or prior to the delivery of written confirmation of the sale by JMJ to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by JMJ in writing specifically for use in such registration statement or prospectus.

(b)          In the event of a registration of any of the Settlement Shares under the 1933 Act pursuant to Section 2, JMJ will, to the extent permitted by law, indemnify and hold harmless Advaxis, and each person, if any, who controls Advaxis within the meaning of the 1933 Act, each officer of Advaxis who signs the registration statement, each director of Advaxis, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which Advaxis or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Settlement Shares were registered under the 1933 Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Advaxis and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that JMJ will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to JMJ, as such, furnished in writing to Advaxis by JMJ specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of JMJ hereunder shall be limited to the net proceeds actually received by JMJ from the sale of Settlement Shares pursuant to such registration statement.

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(c)          Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section and shall only relieve it from any liability which it may have to such indemnified party under this Section, except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. Subject to the terms of this Registration Rights Agreement, all reasonable fees and expenses of the indemnified party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the indemnified party, as incurred, within ten business days of written notice thereof to the indemnifying party; provided, that, the indemnified party shall promptly reimburse the indemnifying party for that portion of such fees and expenses applicable to such actions for which such indemnified party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending proceeding in respect of which any indemnified party is a party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)          In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) JMJ, or any controlling person of JMJ, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of JMJ or controlling person of JMJ in circumstances for which indemnification is not provided under this Section 7; then, and in each such case, Advaxis and JMJ will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that JMJ is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) JMJ will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and provided, further, however, that the liability of JMJ hereunder shall be limited to the net proceeds actually received by JMJ from the sale of Settlement Shares pursuant to such registration statement.

(e)          The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

8.            Governing Law. This Registration Rights Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without regard to the conflict of laws principles thereof. Any action brought by either party against the other concerning the transactions contemplated by this Registration Rights Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida. Both parties and the individuals signing this Registration Rights Agreement agree to submit to the jurisdiction of such courts.

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Agreed to this 8th day of May, 2012.

ADVAXIS, INC.

By:	/s/ Thomas A Moore
Thomas A. Moore
Chairman/ CEO

JMJ FINANCIAL

/s/ Justin Keener
Its Principal

[Registration Rights Agreement Signature Page]

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